Fees Summary	Aug. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,865,000.00
Previously Paid Amount	0.00
Total Fee Amount	73,632.47
Total Offset Amount	0.00
Net Fee	$ 73,632.47
Final Prospectus	false